                                                                      EXHIBIT 11



                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights", "Auditors and Counsel" and "Financial Statements" and to the incorporation by reference of our report dated October 29, 1996 in this Registration Statement (Form N-1A No. 2-73131) of Cowen Standby Reserve Fund, Inc.


                              ERNST & YOUNG LLP


New York, New York
January 24, 1997